SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2005

WORLDSPACE, INC.

(Exact Name of Registrant as Specified in Charter)

STATE OF DELAWARE		52-1732881
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 N Street, N.W., Washington, D.C.	20037
(Address of Principal Executive Offices)	(Zip Code)

(202) 969-6000

(Registrant’s telephone number, including area code)

(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On February 25, 2005, WorldSpace, Inc., a Delaware corporation (the “Company”), entered into the Memorandum of Agreement on Settlement (the “Memorandum”) with Alcatel Space (“Alcatel”), settling certain amounts the Company owed to Alcatel for the construction of the Company’s two operational satellites and two additional satellites that are currently in storage.

On August 9, 2005, pursuant to the Memorandum of Agreement on Settlement, the Company issued to Alcatel 333,333 shares of Class A Common Stock, the number of whole shares issuable to Alcatel determined by dividing $7,000,000 by the Company’s initial public offering of $21.00 per share. The transaction was exempt from the registration requirements of the Securities Act pursuant to the exemption provided in Section 4(2) thereunder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 15, 2005	WORLDSPACE, INC.
(Registrant)

	By:	/s/ Sridhar Ganesan
	Name:	Sridhar Ganesan
	Title:	Executive Vice President-
Chief Financial Officer